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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 29, 2008
                                                          --------------


                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       0-26467                                             54-1873112
------------------------                                   ----------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia             20191
-----------------------------------------------------             -----
(Address of Principal Executive Offices)                        (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
              ------------------------------------------

         On April 29, 2008, Greater Atlantic Financial Corp. (the "Company") issued a press release announcing that the Company's wholly-owned subsidiary, Greater Atlantic Bank (the "Bank") had consented to the issuance of a Cease and Desist Order (the "Order") issued by the Office of Thrift Supervision (the "OTS"). The Order became effective on April 25, 2008. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

         The Order requires the Bank to, among other things, report, within prescribed time periods to the OTS Regional Director for the Southeast Region (the "Regional Director") on the status of the ongoing merger negotiations with Summit Financial Group, Inc. ("Summit"); have at June 30, 2008, and maintain a Tier One (Core) Capital Ratio of at least 6% and a total risk based capital ratio of at least 12%; develop a comprehensive long term operating strategy to be implemented if the proposed merger of the Company with Summit is not consummated; incorporate the long term operating strategy into a three-year business plan containing at a minimum the requirements set forth in the Order; cease, effective immediately, making commercial real estate loans, commercial loans and loans on raw land without the prior written approval of the Regional Director, except for such loans as to which the Bank has a legally binding written commitment to lend as of the effective date of the Order; cease, effective immediately, accepting brokered deposits; and prohibits the payment of dividends or other capital distributions.

         In addition, the Order requires the Bank's board of directors to take action with respect to credit administration, classified assets and accounting system controls and to establish a regulatory compliance committee of three or more non-employee directors to monitor and coordinate compliance with the provisions of the Order and provide the board of directors with progress reports on compliance, which reports are to be transmitted by the board of directors of the Bank to the Regional Director.

         The description of the Order and the Stipulation and Consent to Issuance of the Order set forth in this Item 1.01 is qualified in its entirety by reference to the Stipulation and the Order, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by this reference in its entirety.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.


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         (d)  Exhibit:

              10.1 Stipulation and Consent to Issuance of Order to Cease and Desist
              10.2     Order to Cease and Desist
              99.1     Press release dated April 29, 2008




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREATER ATLANTIC FINANCIAL CORP.



Date:  April 29, 2008              By: /s/ Carroll E. Amos
                                       -----------------------------------------
                                       Carroll E. Amos
                                       President and Chief Executive Officer


Date:  April 29, 2008              By: /s/ David E. Ritter
                                       -----------------------------------------
                                       David E. Ritter
                                       Senior Vice President and Chief Financial
                                       Officer